SEMI
ANNUAL
REPORT

SEPTEMBER 30, 1998

TEMPLETON EMERGING MARKETS
APPRECIATION FUND, INC.

[LOGO] FRANKLIN TEMPLETON

PAGE


[SEAL]


Thank you for investing with Franklin Templeton. We encourage our investors to maintain a long-term perspective and remember that all securities markets move both up and down, as do mutual fund share prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.

In 1992, Sir John Templeton retired after a 50-year career of helping investors manage their money. Currently he devotes all of his time and efforts to the John Templeton Foundation. A major portion of his assets remain invested in the Templeton funds which are managed by many of the investment professionals he selected and trained.


[PHOTO OF J. MARK MOBIUS]


J. MARK MOBIUS, Ph.D.
President
Templeton Emerging Markets
Appreciation Fund, Inc.

Dr. Mobius, a German citizen, has been living in emerging market countries since earning his Ph.D. in economics and political science at Massachusetts Institute of Technology in 1964. During his extensive travels, he has acquired a thorough knowledge of business practices and customs unique to developing nations.

PAGE


CONTENTS


Shareholder Letter .....................1

Performance Summary ....................7

Financial Highlights &
Statement of Investments ...............9

Financial Statements ..................20

Notes to the Financial
Statements ............................23


[PYRAMID GRAPHIC]


SHAREHOLDER LETTER

Your Fund's Objective: Templeton Emerging Markets Appreciation Fund seeks capital appreciation by investing substantially all of its assets in a portfolio of equity securities and debt obligations of issuers in emerging market countries.


Dear Shareholder:

This semiannual report of Templeton Emerging Markets Appreciation Fund covers the six months ended September 30, 1998. During this time, the Asian currency crisis, coupled with Russia's economic meltdown and devaluation of the ruble, led to severe declines in emerging market stock and bond prices. Within this environment, the Fund posted a six-month -37.48% cumulative total return in market-price terms, as discussed in the Performance Summary on page 7. Based on change in net asset value, the Fund's cumulative total return for the same period was -28.99%.



You will find a complete listing of the Fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 10 of this report.

PAGE


ASSET ALLOCATION
Based on Total Net Assets
9/30/98
Equity                                  48.3%

Fixed-Income Securities                 37.7%

Short-Term Investments &
Other Net Assets                        14.0%


GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets
9/30/98
Latin America                           46.0%

Asia                                    30.2%

Middle-East & Africa                     5.5%

Europe                                   4.3%

Short-Term Investments &
Other Net Assets                        14.0%

At the end of the reporting period, 48.3% of the Fund's total net assets were invested in equities, 37.7% in fixed-income securities, and 14.0% in short-term investments and other assets. These holdings were spread across 31 emerging market countries, with no individual market representing more than 13.8% of the Fund's total net assets. Its largest single-country exposure was Mexico, followed by Brazil, Argentina, and Turkey.

During the six months under review, most Asian financial markets performed poorly as Japan's inability to solve its economic problems and political unrest in Indonesia and Malaysia dampened investor sentiment about the region. Throughout the period, China experienced massive floods, rising unemployment, decelerating export growth, and the possible devaluation of its currency. The peg of the Hong Kong dollar to the U.S. dollar came under fire, but was preserved by direct intervention of the Hong Kong Special Administrative Region government. The continued existence of the peg, however, is uncertain.

In Europe, the Portuguese and Greek stock markets performed well, but Russian financial markets began a steady decline in May 1998, as slumping oil prices, soaring government debt, speculative currency attacks, and an inefficient tax system, combined with the withholding


2

PAGE


of International Monetary Fund (IMF) loans, created seemingly insurmountable problems. Although a temporary solution appeared to have been reached in July when the IMF agreed to release funds to Russia, the Russian parliament rejected a tax reform package, forcing President Boris Yeltsin to implement most of its provisions by presidential decree. In August, the ruble's trading range was officially widened and its value plummeted, sending securities markets spiraling downward throughout the world. On the positive side, the Fund's exposure to Russia was relatively low at the close of the period.

Latin America also had its share of problems during the reporting period. Although the Mexican and Argentine governments generally succeeded in protecting their economies from falling commodity prices, most countries in the region experienced severe declines in their financial markets. Venezuelan bonds performed especially poorly as weak oil prices adversely affected this nation's exports.

Looking forward, we will maintain our focus on securities from countries that we believe have the potential for strong economic growth. In our opinion, robust economic performance and improved creditworthiness could boost the underlying value of these securities. We are aware that volatility could continue to affect countries with weak currencies, but are optimistic that many of them may be able to service their debt obligations through privatization and financial reform.


TOP 10 COUNTRIES
REPRESENTED IN THE FUND*
9/30/98

                                   % OF TOTAL
COUNTRY                            NET ASSETS
---------------------------------------------
Mexico                                  13.8%

Brazil                                  11.4%

Argentina                                9.2%

Turkey                                   6.4%

Venezuela                                5.0%

South Africa                             4.8%

Hong Kong**                              4.1%

Singapore                                4.0%

Malaysia                                 3.1%

South Korea                              2.8%

* Does not include short-term investments and other net assets.
** Hong Kong reverted to the sovereignty of China on July 1, 1997.


                                                                               3

PAGE


TOP 10 HOLDINGS
9/30/98

COMPANY                           % OF TOTAL
INDUSTRY, COUNTRY                 NET ASSETS
--------------------------------------------
Telefonos de Mexico SA
(Telmex), L, ADR
Telecommunications, Mexico              3.6%

Republic of Venezuela,
9.25%, 9/15/27
Government Bonds, Venezuela             3.5%

United Mexican States,
9.875%, 1/15/07
Government Bonds, Mexico                2.5%

Republic of Turkey, 144A,
10.00%, 9/19/07
Government Bonds, Turkey                2.4%

Korea Electric Power Corp.
Utilities Electrical & Gas,
South Korea                             2.1%

Republic of Argentina,
9.75%, 9/19/27
Government Bonds, Argentina             2.0%

Republic of Argentina,
9.25%, 2/23/01
Government Bonds, Argentina             1.8%

Centrais Eletricas Brasileiras SA
(Electrobras)
Utilities Electrical & Gas, Brazil      1.7%

United Mexican States,
8.625%, 3/12/08
Government Bonds, Mexico                1.7%

Republic of Brazil,
10.125%, 5/15/27
Government Bonds, Brazil                1.6%


Of course, investments in foreign securities involve special risks, such as adverse economic, social and political developments in the countries where the Fund invests, as well as market and currency volatility. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Investing in any emerging market means accepting a certain amount of volatility and, in some cases, severe market corrections. While short-term volatility can be disconcerting, declines of as much as 40% to 50% are not unusual in emerging markets. In fact, the Hong Kong equity market has increased 939.6% in the last 15 years, but has suffered five declines of more than 20% during that time.* In addition, the Fund may also invest in lower-rated "junk bonds," which entail greater credit risks than higher-rated bonds.

This discussion reflects our views, opinions and portfolio holdings as of September 30, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the Fund's portfolio




*Source: Bloomberg. Market return is measured in Hong Kong dollars and based on quarterly percentage price change over 15 years ended September 30, 1998.


4

PAGE


composition. Although historical performance is no guarantee of future results, these insights may help you better understand our investment and management philosophy.

We thank you for your participation in Templeton Emerging Markets Appreciation Fund, and welcome your comments and suggestions.


Sincerely,




/s/ J. Mark Mobius

J. Mark Mobius, Ph.D.
President
Portfolio Manager -- Equity Securities
Templeton Emerging Markets Appreciation Fund, Inc.




/s/ Umran Demirors

Umran Demirors, Ph.D.
Portfolio Manager -- Fixed-Income Securities
Templeton Emerging Markets Appreciation Fund, Inc.

Since May 1998, Umran Demirors, Ph.D., has been the principal portfolio manager of the debt securities portion of Templeton Emerging Markets Appreciation Fund's portfolio. Dr. Demirors is Vice President of the Templeton Global Bond Managers Division ("TGBM") of Templeton Investment Counsel, Inc., the Fund's sub-adviser. He holds a Ph.D. and an MA in economics from New York University, and a BA in economics from Bursa Academy of Economics and Business Administration in Turkey. Prior to joining the Franklin Templeton Group in 1996, Dr. Demirors was a principal and portfolio manager for Socimer Advisory Inc. in New York. Before joining Socimer Advisory Inc., Dr. Demirors was the head of research and strategy at VestcorPartners Group in Miami from 1992 through 1994. Currently, Dr. Demirors manages several emerging markets fixed-income portfolios, and directs the TGBM emerging markets group. Dr. J. Mark Mobius continues as Templeton Emerging Markets Appreciation Fund's principal portfolio manager for equity investments.


                                                                               5

PAGE


IMPORTANT NOTICE TO SHAREHOLDERS


INTRODUCTION OF THE EURO. On January 1, 1999, the European Monetary Union (EMU) plans to introduce a new single currency, the Euro, which will replace the national currency for participating member countries. If the Fund holds investments in countries with currencies replaced by the Euro, the investment process, including trading, foreign exchange, payments, settlements, cash accounts, custody and accounting will be impacted.

The process to establish the Euro may result in market volatility. It is not possible to predict the impact of the Euro on the business or financial condition of European issuers or on the Fund. The transition and elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets. To the extent the Fund holds non-U.S. dollar (Euro or other) denominated securities, it will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar.

Franklin Resources, Inc. has created an interdepartmental team to handle all Euro-related changes to enable the Franklin Templeton Funds to process transactions accurately and completely with minimal disruption to business activities. While there can be no assurance that the Fund will not be adversely affected, the manager and its affiliated service providers are taking steps that they believe are reasonably designed to address the Euro issue.

YEAR 2000. The Fund's business operations use a worldwide network of computer systems. Many of them have date fields that use two digits to represent the date and these systems must be replaced or modified, so that they can distinguish the year 1900 from the year 2000 (commonly referred to as the year 2000 bug).

When the year 2000 arrives, the Fund's operations could be affected if the computer systems used by the manager, its service providers and other third parties it does business with are not Year 2000 ready. For example, the Fund's portfolio and operational areas could be impacted, including securities trade processing, interest and dividend payments, securities pricing, shareholder account services, reporting, custody functions and others. The Fund could experience difficulties in effecting transactions if any of its foreign subcustodians, or if foreign broker/dealers or foreign markets are not ready for the year 2000.

The Fund's manager and its affiliated service providers are making a concerted effort to take steps they believe are reasonably designed to get ready for Year 2000. Of course, the Fund's ability to reduce the effects of Year 2000 issues is also very much dependent upon the efforts of third parties.

In evaluating current and potential portfolio positions, Year 2000 is one of the factors that the Fund's manager takes into consideration. It will rely upon public filings and other statements made by companies regarding their Year 2000 readiness. Issuers in countries outside of the U.S., and in particular in emerging markets, may not be required to make the level of disclosure regarding Year 2000 readiness that is required in the U.S. Like with many other matters, the manager, of course, cannot audit each portfolio company and its major suppliers, and so cannot verify their Year 2000 readiness. If the value of a Fund investment is adversely affected by a Year 2000 problem, the net asset value of the Fund will be affected as well.


6

PAGE

PERFORMANCE SUMMARY


CLASS I

In market-price terms, Templeton Emerging Markets Appreciation Fund posted a -37.48% cumulative total return for the six-month period ended September 30, 1998. Based on the change in net asset value (in contrast to market price), the Fund posted a -28.99% cumulative total return for the same period. Both total return figures assume reinvestment of distributions in accordance with the dividend reinvestment and cash purchase plan.

During the reporting period, the Fund's closing price on the New York Stock Exchange decreased $4.75 per share, from $12.625 on March 31, 1998, to $7.875 on September 30, 1998, while the net asset value decreased $3.89 per share, from $13.35 to $9.46.

Shareholders received per-share distributions of 2 cents ($0.02) in income dividends during the period. Distributions will vary depending on income earned by the Fund and any profits realized from the sale of securities in the portfolio, as well as the level of the Fund's operating expenses.




Past performance is not predictive of future results.


                                                                               7

PAGE


TEMPLETON EMERGING MARKETS APPRECIATION FUND
Periods ended 9/30/98

                                                                         SINCE
                                                                       INCEPTION
                                                   1-YEAR    3-YEAR    (4/29/94)
--------------------------------------------------------------------------------
Cumulative Total Return(1)
  Based on change in net asset value               -35.74%    -5.56%     -5.31%
  Based on change in market price                  -41.09%   -12.96%    -25.83%
Average Annual Total Return(2)
  Based on change in net asset value               -35.74%    -1.89%     -1.23%
  Based on change in market price                  -41.09%    -4.52%     -6.53%


1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

All calculations assume reinvestment of distributions, either at net asset value or market price on the reinvestment date, in accordance with the dividend reinvestment and cash purchase plan, and do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Also, as a non-diversified investment company, the Fund may invest in a relatively small number of issuers and, as a result, may be subject to greater risk of loss with respect to its portfolio securities. The Fund may also invest in lower-rated "junk bonds," which entail greater credit risks than higher-rated bonds. You may have a gain or loss when you sell your shares.

Past expense reductions by the Fund's Business Manager increased the Fund's total returns. Without these reductions, the Fund's total returns would have been lower.




Past performance is not predictive of future results.


8

PAGE


TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
Financial Highlights

                                                        SIX MONTHS ENDED                     YEAR ENDED MARCH 31,
                                                       SEPTEMBER 30, 1998      ------------------------------------------------
                                                          (UNAUDITED)           1998          1997         1996         1995+
                                                       ------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the period)
Net asset value, beginning of period.............             $13.35            $15.17        $13.41       $12.05        $14.10
                                                       ------------------------------------------------------------------------
Income from investment operations:
 Net investment income...........................                .32               .56           .62          .69           .48
 Net realized and unrealized gains (losses)......              (4.19)             (.23)         2.27         1.64         (1.97)
                                                       ------------------------------------------------------------------------
Total from investment operations.................              (3.87)              .33          2.89         2.33         (1.49)
Underwriting expenses deducted from capital......                 --                --            --           --          (.15)
                                                       ------------------------------------------------------------------------
Less distributions from:
 Net investment income...........................               (.02)             (.72)         (.51)        (.86)         (.32)
 Net realized gains..............................                 --             (1.24)         (.62)        (.11)         (.09)
 In excess of net realized gains.................                 --              (.19)           --           --            --
                                                       ------------------------------------------------------------------------
Total distributions..............................               (.02)            (2.15)        (1.13)        (.97)         (.41)
                                                       ------------------------------------------------------------------------
Net asset value, end of period...................              $9.46            $13.35        $15.17       $13.41        $12.05
                                                       ------------------------------------------------------------------------
                                                       ------------------------------------------------------------------------
Total Return*
 Based on market value per share.................           (37.48)%            15.12%          .40%       15.57%      (11.25)%
 Based on net asset value per share..............           (28.99)%             3.31%        22.40%       19.34%      (11.64)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)................            $41,499           $58,520       $65,075      $57,516       $51,022
Ratios to average net assets:
 Expenses........................................              1.96%**           1.88%         1.83%        1.64%         1.79%**
 Net investment income...........................              5.47%**           3.76%         4.29%        5.29%         3.98%**
Portfolio turnover rate..........................             33.95%            74.67%       114.78%       26.92%        58.79%

*Total return is not annualized.
**Annualized.
+For the period April 29, 1994 (commencement of operations) to March 31, 1995.
                       See Notes to Financial Statements.
                                                                               9

PAGE

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
STATEMENT OF INVESTMENTS, SEPTEMBER 30, 1998 (UNAUDITED)

                                                                 COUNTRY         SHARES          VALUE
---------------------------------------------------------------------------------------------------------
COMMON STOCKS 45.0%
APPLIANCES & HOUSEHOLD DURABLES .4%
Arcelik AS..................................................      Turkey        2,004,896     $    46,942
Beko Elektronik AS..........................................      Turkey          832,992          10,802
Sanyo Universal Electric Public Co. Ltd. ...................     Thailand          20,000           2,226
Semi-Tech Co. Ltd. .........................................    Hong Kong         540,761          20,937
Turk Demir Dokum, br. ......................................      Turkey        7,545,986          76,108
                                                                                              -----------
                                                                                                  157,015
                                                                                              -----------
AUTOMOBILES .5%
Associated Motorways Ltd. ..................................    Sri Lanka          31,300          15,654
Cycle & Carriage Ltd. ......................................    Singapore          89,000         144,221
Perusahaan Otomobil Nasional Bhd. ..........................     Malaysia          67,000          47,706
Renault Argentina SA........................................    Argentina          11,926          12,523
                                                                                              -----------
                                                                                                  220,104
                                                                                              -----------
BANKING 5.7%
Akbank......................................................      Turkey       25,301,276         355,438
Alpha Credit Bank...........................................      Greece                6             446
Amalgamated Banks of South Africa Ltd. .....................   South Africa           800           2,912
Banco Bradesco SA...........................................      Brazil       25,566,127         148,841
Banco do Brasil SA..........................................      Brazil        2,137,276          11,722
Bangkok Bank Public Co. Ltd. ...............................     Thailand         268,000         157,627
Bangkok Bank Public Co. Ltd., fgn. .........................     Thailand          24,600          23,337
Bank Handlowy W Warszawie SA................................      Poland            3,354          34,544
Bank Handlowy W Warszawie SA, GDR...........................      Poland            9,600          97,920
Big Bank Gdanski SA, G......................................      Poland          121,100         105,069
*Daegu Bank Co. Ltd. .......................................   South Korea         12,071          12,585
*Grupo Financiero Banamex Accival SA, B.....................      Mexico           86,500          76,398
*Grupo Financiero Banamex Accival SA, L.....................      Mexico           31,868          27,990
Grupo Financiero Bancomer SA de CV, B.......................      Mexico        1,384,000         244,475
Grupo Financiero Bancomer SA de CV, L.......................      Mexico           27,778           3,339
Grupo Financiero Serfin SA de CV, B.........................      Mexico           41,277           2,876
HSBC Holdings Plc. .........................................    Hong Kong          13,564         248,576
OTP Bank....................................................     Hungary              300           8,509
OTP Bank, GDR...............................................     Hungary              380          10,792
Overseas Chinese Banking Corp. Ltd., fgn. ..................    Singapore          53,000         133,389
Philippine Commercial International Bank Inc. ..............   Philippines         10,000          22,400
PT Inter-Pacific Bank, fgn. ................................    Indonesia          11,875             888
Public Bank Bhd. ...........................................     Malaysia         258,000          71,508
*Siam Commercial Bank Ltd., loc. ...........................     Thailand          19,000           4,807
*Thai Farmers Bank Public Co. Ltd. .........................     Thailand         423,200         235,527
*Thai Farmers Bank Public Co. Ltd., fgn. ...................     Thailand         189,500         127,036
Turkiye Garanti Bankasi AS..................................      Turkey        2,454,999          42,447
United Overseas Bank Ltd., fgn. ............................    Singapore          47,000         137,259
                                                                                              -----------
                                                                                                2,348,657
                                                                                              -----------

 10

PAGE


TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
STATEMENT OF INVESTMENTS, SEPTEMBER 30, 1998 (UNAUDITED) (CONT.)

                                                                 COUNTRY         SHARES          VALUE
---------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
BEVERAGES & TOBACCO 1.4%
Asia Pacific Breweries Ltd. ................................    Singapore          24,000     $    42,595
Bavaria SA..................................................     Colombia          20,700          77,141
Fraser and Neave Ltd. ......................................    Singapore          88,000         189,090
Nobleza Piccardo Sdad Industrial Comercial y Financial......    Argentina           1,000           2,500
Quilmes Industrial SA.......................................    Argentina          12,200          99,888
South African Breweries Ltd. ...............................   South Africa        11,400         171,776
                                                                                              -----------
                                                                                                  582,990
                                                                                              -----------
BROADCASTING & PUBLISHING
Times Publishing Ltd. ......................................    Singapore          13,000          16,976
                                                                                              -----------
BUILDING MATERIALS & COMPONENTS 1.5%
Alpha Ltd. .................................................   South Africa         2,900          30,578
Cementos Argos SA...........................................     Colombia          81,300         172,086
Cemex SA....................................................      Mexico           11,500          25,336
Cemex SA, B.................................................      Mexico            9,030          22,553
Cimentas Izmir Cimento Fabrikasi Turk AS....................      Turkey        3,755,152         169,081
Izocam Ticaret ve Sanayii AS, br. ..........................      Turkey          148,284           1,215
Jordan Cement Factories Ltd. ...............................      Jordan           12,000          31,730
PT Indocement Tunggal Prakarsa..............................    Indonesia         124,000          37,084
*PT Semen Cibinong, loc. ...................................    Indonesia         389,500           5,460
PT Semen Gresik (Persero)TBK................................    Indonesia          87,000          48,785
Shanghai Yaohua Pilkington Glass, B.........................      China            24,250           2,958
Siam Cement Public Co. Ltd. ................................     Thailand           2,600          15,128
Siam Cement Public Co. Ltd., fgn. ..........................     Thailand           4,750          45,662
*Thai Asahi Glass Public Co. Ltd. ..........................     Thailand          72,610           8,817
Tipco Asphalt Public Co. Ltd. ..............................     Thailand             600             414
Vencemos de Cementos SA.....................................    Venezuela          40,500          12,714
Venezolana de Cementos-Vencemos, #2.........................    Venezuela           5,400           1,695
                                                                                              -----------
                                                                                                  631,296
                                                                                              -----------
CHEMICALS 1.4%
Aeci Ltd. ..................................................   South Africa         5,000           8,801
*Atanor Cia Nacional Para la Industria Quimica SA, D........    Argentina          56,550          27,147
Borsodchem RT...............................................     Hungary            2,550          52,376
Borsodchem RT, GDR..........................................     Hungary            2,150          42,462
Engro Chemical Pakistan Ltd. ...............................     Pakistan           1,150           1,384
Indian Petrochemicals Corp. Ltd. ...........................      India            57,500          74,582
PT Unggul Indah Corp. ......................................    Indonesia         136,400           6,693
Reliance Industries Ltd., GDR...............................      India             5,300          28,620
Shanghai Petrochemical Co. Ltd., H..........................      China           842,000          85,846
Singapore Petroleum Company, fgn. ..........................    Singapore           2,000             531
Slovnaft AS.................................................  Slovak Republic       8,000         153,036
*Thai Petrochemical Industry Public Co. Ltd., fgn. .........     Thailand          69,000           5,237
Tiszai Vegyi Kombinat RT....................................     Hungary            2,660          26,588

                                                                              11

PAGE


TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
STATEMENT OF INVESTMENTS, SEPTEMBER 30, 1998 (UNAUDITED) (CONT.)

                                                                 COUNTRY         SHARES          VALUE
---------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
CHEMICALS (CONT.)
Tiszai Vegyi Kombinat RT, GDR, Reg S........................     Hungary              900     $     8,730
Unipetrol...................................................  Czech Republic       30,602          64,004
                                                                                              -----------
                                                                                                  586,037
                                                                                              -----------
CONSTRUCTION & HOUSING .1%
*Italian-Thai Development Public Co. Ltd. ..................     Thailand          50,000          26,562
*Italian-Thai Development Public Co. Ltd., fgn. ............     Thailand          16,200           8,606
                                                                                              -----------
                                                                                                   35,168
                                                                                              -----------
ELECTRICAL & ELECTRONICS .9%
Acma Ltd. ..................................................    Singapore           8,000           2,659
Daewoo Electronics Co. .....................................   South Korea         30,200          62,973
Empresa Nacional de Electricidad SA, ADR....................      Chile            18,980         161,330
Great Wall Electronic International Ltd. ...................    Hong Kong         502,102          14,256
LG Electronics Inc. ........................................   South Korea          2,000          16,322
*Netas Northern Electric Telekomunic Asyon AS...............      Turkey          427,000          11,843
*Netas Northern Electric Telekomunic Asyon AS - New.........      Turkey        1,793,400          42,442
Reunert Ltd. ...............................................   South Africa        23,200          20,123
Samsung Display Devices Ltd. ...............................   South Korea          1,659          38,769
*Samsung Display Devices Ltd., rts. ........................   South Korea            286           1,954
                                                                                              -----------
                                                                                                  372,671
                                                                                              -----------
ENERGY SOURCES 1.9%
Engen Ltd. .................................................   South Africa        45,507         160,203
Hindustan Petroleum Corporation Ltd. .......................      India             2,100          14,437
Mol Magyar Olay - Es Gazipari RT............................     Hungary              950          18,426
Perez Companc SA, B.........................................    Argentina           4,500          18,339
*Petron Corporation.........................................   Philippines        548,000          35,698
Sasol Ltd. .................................................   South Africa        27,500         126,042
Transportadora de Gas del Sur SA, B.........................    Argentina          41,000          77,908
Transportadora de Gas del Sur SA, B, ADR....................    Argentina          12,800         124,800
YPF Sociedad Anonima, ADR...................................    Argentina           7,560         196,560
                                                                                              -----------
                                                                                                  772,413
                                                                                              -----------
FINANCIAL SERVICES .3%
AMMB Holdings Bhd. .........................................     Malaysia         130,000          66,161
Industrial Credit & Inv. Corp. of India, GDR................      India               500           4,163
Industrial Finance Corp. of Thailand........................     Thailand         251,100          50,182
Industrial Finance Corp. of Thailand, fgn. .................     Thailand           1,200             237
*SG Asia Credit Public Co. Ltd. ............................     Thailand           7,000           1,487
                                                                                              -----------
                                                                                                  122,230
                                                                                              -----------
FOOD & HOUSEHOLD PRODUCTS 1.2%
Bonnita Holdings Ltd. ......................................   South Africa        80,000          37,687
Boustead Holdings Bhd. .....................................     Malaysia          15,000           7,598
Chareon Pokphand Feedmill Public Co. Ltd., fgn. ............     Thailand          71,000          50,740

 12

PAGE


TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
STATEMENT OF INVESTMENTS, SEPTEMBER 30, 1998 (UNAUDITED) (CONT.)

                                                                 COUNTRY         SHARES          VALUE
---------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
FOOD & HOUSEHOLD PRODUCTS (CONT.)
*Del Monte Royal Foods Ltd. ................................   South Africa       135,800     $    46,421
Mavesa SA, ADR..............................................    Venezuela           2,940          11,576
Ng Fung Hong Ltd. ..........................................    Hong Kong          60,000          50,719
Panamerican Beverages Inc., A...............................      Mexico            2,100          37,406
PT Charoen Pokphand Indonesia...............................    Indonesia         115,000           1,747
*PT Indofoods Sukses Makmur.................................    Indonesia           5,000             748
San Miguel Corp., B.........................................   Philippines          2,000           2,583
*Serm Suk Public Co. Ltd., fgn. ............................     Thailand           4,900          24,791
Vitro SA....................................................      Mexico          150,000         205,496
                                                                                              -----------
                                                                                                  477,512
                                                                                              -----------
FOREST PRODUCTS & PAPER 1.5%
Aracruz Celulose SA, ADR....................................      Brazil           43,100         293,619
*Asia Pulp & Paper Co. Ltd., ADR............................    Indonesia          11,300          60,031
PT Indah Kiat Pulp & Paper Corp. ...........................    Indonesia          65,000           9,264
PT Tjiwi Kimia TBK..........................................    Indonesia         155,500          14,533
Sappi Ltd. .................................................   South Africa        67,677         216,382
Shin Poong Paper Manufacturing Co. Ltd. ....................   South Korea          3,900          19,854
                                                                                              -----------
                                                                                                  613,683
                                                                                              -----------
HEALTH & PERSONAL CARE .1%
Gedeon Richter Ltd. ........................................     Hungary            1,170          36,128
Hankook Cosmetics Co. Ltd. .................................   South Korea          3,000          17,041
PT Tempo Scan Pacific.......................................    Indonesia         102,000           1,668
                                                                                              -----------
                                                                                                   54,837
                                                                                              -----------
INDUSTRIAL COMPONENTS .1%
Dunlop Africa Ltd. .........................................   South Africa        50,000          11,054
Leader Universal Holdings Bhd. .............................     Malaysia          65,000          10,017
Shanghai Tyre & Rubber Co. Ltd., B..........................      China           147,730          20,387
                                                                                              -----------
                                                                                                   41,458
                                                                                              -----------
INSURANCE .2%
*Anadolu Anonim Turk Sigorta Sirketi, br. ..................      Turkey        2,024,360          18,959
Compania Suramericana de Inversiones SA.....................     Colombia          38,992          49,895
                                                                                              -----------
                                                                                                   68,854
                                                                                              -----------
LEISURE & TOURISM 2.2%
Genting Berhad..............................................     Malaysia         180,000         303,208
Hinds Hotels International Ltd. ............................    Singapore         129,000          68,149
*Hotel Shilla Co. ..........................................   South Korea         13,900          53,571
Kersaf Investments Ltd. ....................................   South Africa         3,000           9,036
Overseas Union Enterprise Ltd. .............................    Singapore          25,200          31,113
Republic Hotels & Resorts Ltd. .............................    Singapore          49,000          13,670
Resorts World Bhd. .........................................     Malaysia         427,000         346,885

                                                                              13

PAGE


TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
STATEMENT OF INVESTMENTS, SEPTEMBER 30, 1998 (UNAUDITED) (CONT.)

                                                                 COUNTRY         SHARES          VALUE
---------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
LEISURE & TOURISM (CONT.)
Shangri La Hotels (Malaysia) Bhd. ..........................     Malaysia         168,000     $    36,528
Sun International (South Africa) Ltd. ......................   South Africa       165,000          28,061
                                                                                              -----------
                                                                                                  890,221
                                                                                              -----------
MACHINERY & ENGINEERING .7%
Jurong Shipyard Ltd. .......................................    Singapore          28,000          99,721
*Keppel Philippine Holdings Inc., B.........................   Philippines        403,218          11,843
*Mannesmann SA..............................................      Brazil          740,000          56,818
PT United Tractors..........................................    Indonesia          13,000             273
Samsung Heavy Industries Co. Ltd. ..........................   South Korea          4,352          18,463
*Shanghai Steel Tube Co. Ltd., B............................      China           138,700          11,096
Tata Engineering & Locomotive Co., GDR......................      India             8,600          26,445
Tata Engineering & Locomotive Co. Telco.....................      India            17,600          57,279
Thai Engine Manufacturing Public Company Ltd. ..............     Thailand           4,800             753
                                                                                              -----------
                                                                                                  282,691
                                                                                              -----------
MERCHANDISING .7%
Cifra SA, C.................................................      Mexico           44,000          53,975
Dairy Farm International Holdings Ltd. .....................    Hong Kong         128,389         136,092
Siam Makro Public Company Ltd. .............................     Thailand          70,000         109,790
                                                                                              -----------
                                                                                                  299,857
                                                                                              -----------
METALS & MINING 2.0%
Anglo-American Corp of South Africa Ltd. ...................   South Africa         5,700         162,857
Antofagasta Holdings Plc. ..................................      Chile            37,181         107,415
Ashanti Goldfields Co. Ltd., GDR............................      Ghana            14,412         131,509
Companhia Siderurgica Nacional Sid Nacional CSN.............      Brazil        1,370,000          22,564
Eregli Demir ve Celik Fabrikalari AS........................      Turkey          770,000          57,553
Hindalco Industries Inc., GDR...............................      India             5,000          55,375
Iscor Ltd. .................................................   South Africa       217,672          48,865
Natsteel Ltd. ..............................................    Singapore         107,000          78,756
Palabora Mining Co. Ltd. ...................................   South Africa         7,900          26,871
*Philex Mining Corp., B.....................................   Philippines      3,154,950          35,696
PT Timah TBK................................................    Indonesia         237,500         103,767
Siderca SA, A...............................................    Argentina           6,000           7,201
Tata Iron & Steel Co., Ltd. ................................      India             4,500           9,774
                                                                                              -----------
                                                                                                  848,203
                                                                                              -----------
MISC MATERIALS & COMMODITIES .3%
De Beers/Centenary Linked Units, Reg. ......................   South Africa         9,100         119,786
Golden Hope Plantations Bhd. ...............................     Malaysia          37,000          20,952
                                                                                              -----------
                                                                                                  140,738
                                                                                              -----------
MULTI-INDUSTRY 6.3%
*A Soriano Corp. ...........................................   Philippines        500,000           8,229
Alfa SA de CV, A............................................      Mexico           48,000         122,473

 14

PAGE


TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
STATEMENT OF INVESTMENTS, SEPTEMBER 30, 1998 (UNAUDITED) (CONT.)

                                                                 COUNTRY         SHARES          VALUE
---------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
MULTI-INDUSTRY (CONT.)
Anglo American Industrial Corp. Ltd. .......................   South Africa        19,896     $   218,585
Anglovaal Industried Ltd. ..................................   South Africa        29,000          25,400
Barlow Ltd. ................................................   South Africa        28,500         106,633
CG Smith Ltd. ..............................................   South Africa        72,500         144,260
Cheung Kong Holdings Ltd. ..................................    Hong Kong          40,000         185,326
China Resources Enterprises Ltd. ...........................      China            98,000          89,166
Citic Pacific Ltd. .........................................    Hong Kong         169,000         296,625
Delta Corp. ................................................     Zimbabwe          27,054           7,038
Egis RT.....................................................     Hungary              960          17,127
Egis RT, EDR................................................     Hungary            1,000          17,841
Hong Leong Industries Bhd. .................................     Malaysia          56,400          25,065
*Hong Leong Industries Bhd., wts............................     Malaysia           8,500             660
Hutchison Whampoa Ltd. .....................................    Hong Kong          22,000         115,842
Jardine Matheson Holdings Ltd. .............................    Hong Kong          82,000         168,100
Koor Industries Ltd. .......................................      Israel              691          57,684
Lai Sun Garment International Ltd. .........................    Hong Kong          84,000          12,684
Larsen and Toubro Ltd. .....................................      India            28,850         125,190
Larsen and Toubro Ltd., GDR reg S...........................      India               500           4,100
Malbak Ltd. ................................................   South Africa        11,750           4,296
McCarthy Retail Ltd. .......................................   South Africa        44,785           8,530
Perlis Plantations Bhd. ....................................     Malaysia          78,000          62,620
Quinenco SA, ADR............................................      Chile             9,800          67,987
Rembrandt Group Ltd. .......................................   South Africa        28,000         167,381
*Renong Bhd. ...............................................     Malaysia         267,000          61,563
Saha Union Public Co. Ltd., fgn. ...........................     Thailand          39,000          12,086
Samsung Electronics Co. Ltd. ...............................   South Korea          1,602          43,772
Sembawang Corp. Ltd. .......................................    Singapore          89,000         148,448
Sociedad Comercial del Plata Cadelplata Come................    Argentina         247,720         118,917
Technology Resources Industries Bhd. .......................     Malaysia          90,000          26,020
Tongaat-Hulett Group Ltd. ..................................   South Africa        20,500         108,078
Transarchipel Shipping Ltd. - TSL...........................     Zimbabwe         587,000          33,279
                                                                                              -----------
                                                                                                2,611,005
                                                                                              -----------
REAL ESTATE 2.1%
Belle Corp. ................................................   Philippines        396,000           7,241
City Developments Ltd. .....................................    Singapore          75,000         164,718
Filinvest Development Corp. ................................   Philippines        200,000           6,857
First Capital Corp. Ltd. ...................................    Singapore          34,000          10,091
Hang Lung Development Co. Ltd. .............................    Hong Kong         197,000         172,885
Hong Leong Properties Bhd. .................................     Malaysia          35,000           4,349
Island & Peninsula Bhd. ....................................     Malaysia          30,000          16,486
Land and House Public Co. Ltd. .............................     Thailand           7,900           1,499
Land and House Public Co. Ltd., fgn. .......................     Thailand             600             117
MCL Land Ltd. ..............................................    Singapore          42,000          10,845
New World Development Co. Ltd. .............................    Hong Kong         102,339         137,359
PT Ciputra Dev..............................................    Indonesia         175,000           1,636
PT Pakuwon Jati.............................................    Indonesia         134,000             939

                                                                              15

PAGE


TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
STATEMENT OF INVESTMENTS, SEPTEMBER 30, 1998 (UNAUDITED) (CONT.)

                                                                 COUNTRY         SHARES          VALUE
---------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
REAL ESTATE (CONT.)
PT Summarecon Agung.........................................    Indonesia         327,787     $     3,063
Sun Hung Kai Properties Ltd. ...............................    Hong Kong          44,072         156,130
United Industrial Corporation Ltd. .........................    Singapore         536,000         155,897
United Overseas Land Ltd. ..................................    Singapore          90,000          36,327
                                                                                              -----------
                                                                                                  886,439
                                                                                              -----------
RECREATION & OTHER CONSUMER GOODS .4%
China First Pencil (Group) Co Ltd., B.......................      China           512,107          77,840
Tanjong Plc. ...............................................     Malaysia          79,000          70,218
                                                                                              -----------
                                                                                                  148,058
                                                                                              -----------
TELECOMMUNICATIONS 6.9%
Advanced Info Service Ltd., fgn. ...........................     Thailand          10,000          57,172
Compania Anonima Nacional Telefonos de Venezuela, ADR.......    Venezuela           1,200          20,400
Compania De Telecomunicaciones De Chile SA, ADR.............      Chile             7,426         142,022
Jasmine International Public Co. Ltd., fgn. ................     Thailand          60,600          20,696
Matav RT, regd. ............................................     Hungary            3,000          13,202
Pakistan Telecommunications Corp., PTC, A...................     Pakistan         429,000         220,640
Philippine Long Distance Telephone Co., ADR.................   Philippines         11,400         230,850
PT Indosat..................................................    Indonesia          64,500          34,812
PT Telekomunikasi Indonesia (Persero), B....................    Indonesia         652,000          92,925
+Receipts of Telebras stock.................................      Brazil        4,525,000         194,714
Rostelekom..................................................      Russia            1,000             310
Telefonica del Peru SA, B, ADR..............................       Peru            20,600         252,350
Telefonos de Mexico SA (Telmex), L, ADR.....................      Mexico           33,400       1,477,950
*Thai Telephone & Telecommunication Public Co. Ltd. ........     Thailand          37,000           3,838
*Thai Telephone & Telecommunication Public Co. Ltd., fgn. ..     Thailand         320,000          33,999
Total Access Communication Public Co. Ltd. .................     Thailand          80,600          53,599
United Communications Industries, fgn. .....................     Thailand          65,500          20,298
                                                                                              -----------
                                                                                                2,869,777
                                                                                              -----------
TEXTILES & APPAREL .2%
BYC Co. Ltd. ...............................................   South Korea            700          15,502
Graboplast Textil Es Muborgyarto Rt.........................     Hungary            5,150          32,747
Hua Thai Manufacturing Public Co. Ltd. .....................     Thailand          16,000          23,476
Thai Rayon Public Co. Ltd. .................................     Thailand          17,000           8,386
Thai Wacoal Public Co. Ltd., fgn. ..........................     Thailand          18,750          16,068
                                                                                              -----------
                                                                                                   96,179
                                                                                              -----------
TRANSPORTATION .9%
Chiwan Wharf Holdings Ltd., B...............................      China           134,000          24,038
Delgro Corp. ...............................................    Singapore           5,500           4,016
Guangshen Railway Co. Ltd., ADR.............................      China             6,700          44,806
Guangshen Railway Co. Ltd., H...............................      China           334,000          43,536
Keppel Corp., Ltd. .........................................    Singapore         108,000         127,572
Malaysian Airline System Bhd. ..............................     Malaysia          23,000           8,243

 16

PAGE


TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
STATEMENT OF INVESTMENTS, SEPTEMBER 30, 1998 (UNAUDITED) (CONT.)

                                                                 COUNTRY         SHARES          VALUE
---------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
TRANSPORTATION (CONT.)
Malaysian International Shipping Corp., fgn. ...............     Malaysia          93,333     $    85,188
Neptune Orient Lines Ltd. ..................................    Singapore          97,000          19,864
Regional Container Lines Public Co. Ltd., fgn. .............     Thailand          30,000          30,357
SBS Bus Service Ltd., fgn. .................................    Singapore           5,500           2,546
                                                                                              -----------
                                                                                                  390,166
                                                                                              -----------
UTILITIES ELECTRICAL & GAS 5.1%
Centrais Eletricas Brasileiras SA (Electrobras).............      Brazil        5,056,000         104,942
*CEZ AS.....................................................  Czech Republic       29,000         536,585
Cia Energetica de Minas Gerais, ADR.........................      Brazil            2,650          57,686
Electricidad de Caracas SAICA SACA..........................    Venezuela         902,822         251,932
Enersis SA, ADR.............................................      Chile            11,100         226,163
*Irkutskenergo..............................................      Russia          439,500           7,911
Korea Electric Power Corp. .................................   South Korea         63,500         881,215
Mosenergo...................................................      Russia        1,377,500          11,020
Nafta Gbely AS..............................................  Slovak Republic         960          10,701
Unified Energy Systems......................................      Russia          943,900          17,557
                                                                                              -----------
                                                                                                2,105,712
                                                                                              -----------
WHOLESALE & INTERNATIONAL TRADE
Metro Holdings Ltd. ........................................    Singapore          24,000          11,397
                                                                                              -----------
TOTAL COMMON STOCKS (COST $33,368,709)......................                                   18,682,344
                                                                                              -----------
PREFERRED STOCKS 3.3%
Banco do Brazil SA, pfd.....................................      Brazil       14,490,000         103,919
Brasmotor SA, pfd...........................................      Brazil          390,500          33,772
Centrais Eletricas Brasileiras SA (Electrobras), ADR, pfd...      Brazil            5,100          56,370
Centrais Eletricas Brasileiras SA (Electrobras), B, pfd.....      Brazil       24,956,000         551,677
*Centrais Geradoras Do Sul Do Brasil SA (Gerasul), pfd......      Brazil       24,956,000          24,847
*Cia Mesbla SA, pfd.........................................      Brazil        2,465,000             728
Cia Vale do Rio Doce, A, pfd................................      Brazil               50             759
Copene-Petroquimica do Nordeste SA, A, pfd..................      Brazil          150,000          20,376
Investimentos Itau SA, pfd..................................      Brazil          962,200         527,700
Petrobras-Petroleo Brasileiro SA, pfd.......................      Brazil           10,000           1,029
+Receipts of Telebras stock.................................      Brazil          783,000          54,570
                                                                                              -----------
TOTAL PREFERRED STOCKS (COST $2,357,275)....................                                    1,375,747
                                                                                              -----------
                                                                               PRINCIPAL
                                                                                AMOUNT**
                                                                               ----------
BONDS -- CORPORATE 7.5%
Banco Nacional Obra Serv., 9.625, 11/15/03..................      Mexico       $  125,000         103,750
Bepensa SA, 144A, 9.75%, 9/30/04............................      Mexico          270,000         203,850
Bridas Corp., Yankee, 12.50%, 11/15/99......................    Argentina         460,000         463,450
Cellco Finance NV, 15.00%, 8/01/05..........................      Turkey          300,000         240,750
Cemex SA, 144A, 10.75%, 7/15/00.............................      Mexico          230,000         229,425
Companhia Paranaense De Energia-Copel, 9.75%, 5/02/05.......      Brazil          200,000         145,000

                                                                              17

PAGE


TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
STATEMENT OF INVESTMENTS, SEPTEMBER 30, 1998 (UNAUDITED) (CONT.)

                                                                               PRINCIPAL
                                                                COUNTRY         AMOUNT**          VALUE
---------------------------------------------------------------------------------------------------------
BONDS -- CORPORATE (CONT.)
Essar Steel Ltd., FRN, 144A, 8.40%, 7/20/99.................      India        $   30,000     $    25,350
Pera Financial Services, 9.375%, 10/15/02...................      Turkey          300,000         195,000
Philippine Long Distance Telephone Co.:
  10.625%, 6/02/04..........................................   Philippines        500,000         431,497
  9.25%, 6/30/06............................................   Philippines        190,000         152,000
Poland Communications Inc., 9.875%, 11/01/03................      Poland          280,000         221,200
Protexa Construcciones SA de CV, 144A, 12.125%, 7/24/02.....      Mexico          320,000         248,000
PT Astra International, 9.75%, 4/29/01......................    Indonesia         175,000          42,875
PT Indah Kiat Finance Mauritius Ltd., 10.00%, 7/01/07.......    Indonesia         625,000         268,750
Tjiwi Kimia Int'l Finance Co. BV, 13.25%, 8/01/01...........    Indonesia         250,000         125,000
                                                                                              -----------
TOTAL BONDS -- CORPORATE (COST $4,242,470)..................                                    3,095,897
                                                                                              -----------
BONDS -- GOVERNMENT & GOVERNMENT AGENCIES 30.2%
Abril SA, 144A, 12.00%, 10/25/03............................      Brazil          250,000         238,750
Minfin of Russia:
  144A, 10.00%, 6/26/07.....................................      Russia          810,000         180,225
  Reg S, 10.00%, 6/26/07....................................      Russia          300,000          66,750
Republic of Argentina:
  9.25%, 2/23/01............................................    Argentina         820,000         752,350
  8.75%, 5/09/02............................................    Argentina         325,000         274,787
  11.00%, 10/09/06..........................................    Argentina         225,000         209,250
  Reg S, 11.75%, 2/12/07....................................    Argentina         490,000 ARS     339,359
  11.375%, 1/30/17..........................................    Argentina         300,000         275,625
  9.75%, 9/19/27............................................    Argentina         990,000         813,656
Republic of Brazil:
  9.375%, 4/07/08...........................................      Brazil          950,000         589,000
  FRN, 6.6875%, 4/15/12.....................................      Brazil        1,115,000         558,894
  8.00%, 4/15/14............................................      Brazil          464,084         275,938
  10.125%, 5/15/27..........................................      Brazil        1,075,000         657,094
Republic of Ecuador:
  11.25%, 4/25/02...........................................     Ecuador          850,000         553,563
  144A, 11.25%, 4/25/02.....................................     Ecuador          550,000         358,187
Republic of Panama, FRN, 6.75%, 5/14/02.....................      Panama          307,703         275,779
Republic of Peru, FRN, 4.00%, 3/07/17.......................       Peru           200,000         104,500
Republic of Turkey:
  144A, 9.875%, 2/23/05.....................................      Turkey          500,000         410,000
  144A, 10.00%, 9/19/07.....................................      Turkey        1,230,000         986,562
Republic of Venezuela:
  144A, 9.125%, 6/18/07.....................................    Venezuela         280,000         157,500
  Reg S, 9.125%, 6/18/07....................................    Venezuela         300,000         168,750
  9.25%, 9/15/27............................................    Venezuela       2,660,000       1,463,000
Sei Holdings IX Inc., 144A, 11.00%, 11/30/00................   Trinidad and       210,000         201,600
                                                                  Tobago

 18

PAGE


TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
STATEMENT OF INVESTMENTS, SEPTEMBER 30, 1998 (UNAUDITED) (CONT.)

                                                                               PRINCIPAL
                                                               COUNTRY          AMOUNT**        VALUE
---------------------------------------------------------------------------------------------------------
BONDS -- GOVERNMENT & GOVERNMENT AGENCIES (CONT.)
United Mexican States:
  9.75%, 2/06/01............................................      Mexico       $  340,000     $   337,450
  9.875%, 1/15/07...........................................      Mexico        1,120,000       1,034,600
  8.625%, 3/12/08...........................................      Mexico          825,000         704,344
  11.375%, 9/15/16..........................................      Mexico          600,000         572,250
                                                                                              -----------
TOTAL BONDS -- GOVERNMENT & GOVERNMENT AGENCIES (COST
  $17,583,734)..............................................                                   12,559,763
                                                                                              -----------
SHORT TERM INVESTMENTS 13.1%
Den Danske Bank AG, 5.6875%, 10/01/98, Time Deposit.........  United States       531,000         531,000
U.S. Treasury Bills, 5.08% to 5.105% with maturities to
  12/17/98..................................................  United States     4,925,000       4,885,279
                                                                                              -----------
TOTAL SHORT TERM INVESTMENTS (COST $5,407,075)..............                                    5,416,279
                                                                                              -----------
TOTAL INVESTMENTS (COST $62,959,263) 99.1%..................                                   41,130,030
OTHER ASSETS, LESS LIABILITIES 0.9%.........................                                      368,716
                                                                                              -----------
TOTAL NET ASSETS 100.0%.....................................                                  $41,498,746
                                                                                              ===========

CURRENCY ABBREVIATION:

ARS -- Argentina Peso

*Non-income producing.
**Securities traded in U.S. dollars unless otherwise indicated.
+Receipts of Telebras stock represent a basket of twelve new holding companies to be received in conjunction with the "split-up" of Telecomunicacoes Brasileiras SA (Telebras).
                       See Notes to Financial Statements.
                                                                              19


PAGE



TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1998 (UNAUDITED)

Assets:
 Investments in securities, at value (cost $62,959,263).....    $ 41,130,030
 Cash.......................................................          37,179
 Dividends and interest receivable..........................         704,073
                                                                ------------
      Total assets..........................................      41,871,282
                                                                ------------
Liabilities:
 Payables:
  Investment securities purchased...........................         204,666
  To affiliates.............................................          41,828
 Accrued expenses...........................................         126,042
                                                                ------------
      Total liabilities.....................................         372,536
                                                                ------------
Net assets, at value........................................    $ 41,498,746
                                                                ============
Net assets consist of:
 Undistributed net investment income........................    $  1,370,764
 Net unrealized depreciation................................     (21,837,910)
 Accumulated net realized gain..............................         967,827
 Capital shares.............................................      60,998,065
                                                                ------------
Net assets, at value........................................    $ 41,498,746
                                                                ============
Net asset value per share ($41,498,746 / 4,384,710 shares
  outstanding)..............................................           $9.46
                                                                ============

                       See Notes to Financial Statements.
 20

PAGE


TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1998 (UNAUDITED)

Investment Income:
 (net of foreign taxes of $13,258)
 Dividends..................................................    $    634,229
 Interest...................................................       1,277,770
                                                                ------------
      Total investment income...............................                       $  1,911,999
Expenses:
 Management fees (Note 3)...................................         321,705
 Administrative fees (Note 3)...............................          64,342
 Transfer agent fees........................................          18,364
 Custodian fees.............................................          27,049
 Reports to shareholders....................................          17,772
 Registration and filing fees...............................           8,108
 Professional fees..........................................          31,975
 Directors' fees and expenses...............................           6,695
 Amortization of organization costs.........................           1,954
 Other......................................................           5,471
                                                                ------------
      Total expenses........................................                            503,435
                                                                                   ------------
            Net investment income...........................                          1,408,564
                                                                                   ------------
Realized and unrealized gains (losses):
 Net realized gain from:
  Investments...............................................       1,783,135
  Foreign currency transactions.............................          18,808
                                                                ------------
      Net realized gain.....................................                          1,801,943
 Net unrealized depreciation on:
  Investments...............................................     (20,128,681)
  Translation of assets and liabilities denominated in
    foreign currencies......................................         (15,033)
                                                                ------------
      Net unrealized depreciation...........................                        (20,143,714)
                                                                                   ------------
Net realized and unrealized loss............................                        (18,341,771)
                                                                                   ------------
Net decrease in net assets resulting from operations........                       $(16,933,207)
                                                                                   ============

                       See Notes to Financial Statements.
                                                                              21

PAGE

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS

                                                                 SIX MONTHS ENDED
                                                                SEPTEMBER 30, 1998         YEAR ENDED
                                                                   (UNAUDITED)           MARCH 31, 1998
                                                                ---------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................       $  1,408,564           $ 2,402,241
  Net realized gain from investments and foreign currency
    transactions............................................          1,801,943             3,700,546
  Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign
   currencies...............................................        (20,143,714)           (4,601,081)
                                                                ---------------------------------------
    Net increase (decrease) in net assets resulting from
      operations............................................        (16,933,207)            1,501,706
 Distributions to shareholders from:
  Net investment income.....................................            (87,694)           (3,087,904)
  Net realized gains........................................                 --            (5,298,805)
  In excess of net realized gains...........................                 --              (834,116)
 Capital share transactions (Note 2)........................                 --             1,163,922
                                                                ---------------------------------------
    Net decrease in net assets..............................        (17,020,901)           (6,555,197)
Net assets:
 Beginning of period........................................         58,519,647            65,074,844
                                                                ---------------------------------------
 End of period..............................................       $ 41,498,746           $58,519,647
                                                                =======================================
Undistributed net investment income included in net assets:
 End of period..............................................       $  1,370,764           $    49,894
                                                                =======================================

                       See Notes to Financial Statements.
 22

PAGE

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Emerging Markets Appreciation Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a closed-end, non-diversified investment company. The Fund seeks capital appreciation by investing substantially all of its assets in a portfolio of equity securities and debt obligations of issuers in emerging market countries. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. FORWARD EXCHANGE CONTRACTS:

The Fund may enter into forward exchange contracts to hedge against foreign exchange risks. These contracts are valued daily and the Fund's equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

                                                                              23

PAGE


TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)
d. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

e. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

f. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. CAPITAL STOCK

At September 30, 1998, there were 100,000,000 shares authorized ($0.01 par value). During the period ended September 30, 1998, there were no share transactions. During the year ended March 31, 1998, 95,954 shares were issued for $1,163,922 from reinvested distributions; all reinvested distributions were satisfied with previously issued shares purchased in the open market.

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also directors or officers of Templeton Asset Management Limited (TAML), Templeton Investment Counsel, Inc. (TICI) and Franklin Templeton Services, Inc. (FT Services), the Fund's investment manager, sub-advisor and administrative manager, respectively.

The Fund pays an investment management fee to TAML of 1.25% per year of the average daily net assets of the Fund. TAML has entered into a sub-advisory agreement with TICI, whereby TICI manages the debt component of the Fund's portfolio. For its services TAML pays to TICI a fee of 0.30% per year of the Fund's average daily net assets. TAML pays an economic consulting and shareholder servicing fee to Paine Webber Group Inc. of 0.10% per year of the average daily net assets of the Fund. The Fund pays FT Service an administrative fee of 0.25% per year of the Fund's average daily net assets, of which 0.20% is paid to Princeton Administrators, L.P., for sub-administrative services, subject to a minimum monthly fee of $8,333.

 24

PAGE


TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
Notes to Financial Statements (unaudited) (continued)

4. INCOME TAXES

At September 30, 1998, the net unrealized depreciation based on the cost of investments for income tax purposes of $63,086,506 was as follows:

Unrealized appreciation.....................................    $    920,604
Unrealized depreciation.....................................     (22,877,080)
                                                                ------------
Net unrealized depreciation.................................    $(21,956,476)
                                                                ============

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended September 30, 1998 aggregated $15,610,107 and $15,347,611, respectively.

                                                                              25

PAGE


TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
Annual Meeting of Shareholders, September 29, 1998

An Annual Meeting of Shareholders of the Fund was held at the Fund's offices, 500 E. Broward Blvd., Ft. Lauderdale, Florida, on September 29, 1998. The purpose of the meeting was to elect five Directors of the Fund; to ratify the selection of McGladrey & Pullen, LLP, as the Fund's independent auditors for the fiscal year ending March 31, 1999; and in their discretion, to authorize the proxyholders to vote upon such other matters that may legally come before the meeting or any adjournment of the meeting. At the meeting, the following persons were elected by the shareholders to serve as Directors of the Fund: Harris J. Ashton, Nicholas F. Brady, Frank J. Crothers, S. Joseph Fortunato, and Constantine D. Tseretopoulos.* Shareholders ratified the selection of McGladrey & Pullen, LLP, to serve as the Fund's independent auditors for the fiscal year ending March 31, 1999. No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

1. The election of five (5) Directors:

                                                                                % OF                           % OF
                                                                             OUTSTANDING                    OUTSTANDING
                    TERM EXPIRING 2000:                          FOR           SHARES         WITHHELD        SHARES
-----------------------------------------------------------------------------------------------------------------------
Constantine D. Tseretopoulos................................  3,655,098        83.36%         112,460          2.56%
TERM EXPIRING 2001:
--------------
Harris J. Ashton............................................  3,684,247        84.02%          83,311          1.90%
Nicholas F. Brady...........................................  3,688,136        84.11%          79,422          1.81%
Frank J. Crothers...........................................  3,652,502        83.30%         115,056          2.62%
S. Joseph Fortunato.........................................  3,682,472        83.98%          85,086          1.94%

2. The ratification of the selection of McGladrey & Pullen, LLP, as independent auditors for the Fund for the fiscal year ending March 31, 1999:

              % OF                    % OF                    % OF                      % OF
           OUTSTANDING             OUTSTANDING             OUTSTANDING    BROKER     OUTSTANDING
   FOR       SHARES      AGAINST     SHARES      ABSTAIN     SHARES      NON-VOTES     SHARES
------------------------------------------------------------------------------------------------
3,691,640..   84.19%     34,367       0.78%      41,550       0.95%          1          0.00%

*Martin L. Flanagan, John Wm. Galbraith, Andrew H. Hines, Jr., Edith E. Holiday, Charles B. Johnson, Rupert H. Johnson, Jr., Betty P. Krahmer, Gordon S. Macklin and Fred R. Millsaps are Directors of the Fund who are currently serving and whose terms of office continued after the Annual Meeting of Shareholders.
 26

PAGE


TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
Dividend Reinvestment and Cash Purchase Plan

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") with the following features:

Shareholders must affirmatively elect to participate in the Plan; Stock dividends and capital gains distributions will be reinvested automatically; ChaseMellon Shareholder Services, Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938, will provide additional Plan information upon request.

Whenever the Fund declares dividends in either cash or common stock of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in stock at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

A participant has the option of submitting additional payments to Mellon Securities Trust Company (the "Plan Agent"), in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments shall be made by check or money order payable to "Mellon Securities Trust Co." and sent to ChaseMellon Shareholder Services, Investor Services, P.O. Box 382009, Pittsburgh, PA 15250-8009, Attn: Templeton Emerging Markets Appreciation Fund, Inc. The Plan Agent shall apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of Fund shares in the open market.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax which may be payable on dividends or distributions.

The participant may withdraw from the Plan without penalty at any time by written notice to the Plan Agent sent to ChaseMellon Shareholder Services, Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938. Upon withdrawal, the participant will receive, without charge, stock certificates issued in the participant's name for all shares held by the Plan Agent; or, if the participant wishes, the Plan Agent will sell the participant's shares and send the proceeds, less a service charge of $5.00 and less trading fees.

Whenever shares are purchased on the New York Stock Exchange, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested.

                                                                              27

PAGE


TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.

TRANSFER AGENT

ChaseMellon Shareholder Services
450 West 33rd Street
New York, New York 10001
1-800/416-5585

SHAREHOLDER INFORMATION

Shares of Templeton Emerging Markets Appreciation Fund, Inc. are traded daily on the New York Stock Exchange under the symbol "TEA." Information about the net asset value and the market price is published each Monday in the Wall Street Journal, weekly in Barron's and each Saturday in The New York Times and other newspapers. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers.

For current information about distributions and shareholder accounts, call 1-800-416-5585.

The daily closing net asset value may be obtained when available on a two business day delay basis by calling Franklin Templeton Fund Information after 7 a.m. Pacific Time any business day at 1-800-DIAL BEN(R) (1-800-342-5236).

Shareholders not receiving copies of the Reports to Shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund's mailing list, by writing Templeton Emerging Markets Appreciation Fund, Inc., 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.
 28

PAGE


LITERATURE REQUEST

For a free brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Templeton Fund Information at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.


FRANKLIN TEMPLETON GROUP

GLOBAL GROWTH
Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing
 Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global
 Infrastructure Fund
Templeton Global
 Opportunities Trust
Templeton Global Real Estate Fund
Templeton Global
 Smaller Companies Fund
Templeton Greater European Fund
Templeton Growth Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund

GLOBAL GROWTH AND INCOME
Franklin Global Utilities Fund
Mutual European Fund
Templeton Global Bond Fund
Templeton Growth and
 Income Fund

GLOBAL INCOME
Franklin Global Government
 Income Fund
Franklin Templeton Global
 Currency Fund
Franklin Templeton Hard
 Currency Fund
Templeton Americas Government
 Securities Fund

GROWTH
Franklin Biotechnology
 Discovery Fund
Franklin Blue Chip Fund
Franklin California Growth Fund
Franklin DynaTech Fund
Franklin Equity Fund
Franklin Gold Fund
Franklin Growth Fund
Franklin MidCap Growth Fund
Franklin Small Cap
 Growth Fund

GROWTH AND INCOME
Franklin Asset Allocation Fund
Franklin Balance Sheet
 Investment Fund*
Franklin Convertible
 Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin MicroCap Value Fund*
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund
Franklin Strategic Income Fund
Franklin Utilities Fund
Franklin Value Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund

FUND ALLOCATOR SERIES
Franklin Templeton Conservative
 Target Fund
Franklin Templeton Moderate
 Target Fund
Franklin Templeton Growth
 Target Fund

INCOME
Franklin Adjustable Rate
 Securities Fund
Franklin Adjustable U.S.
 Government Securities Fund
Franklin's AGE High Income Fund
Franklin Bond Fund
Franklin Floating Rate Trust
Franklin Investment Grade
 Income Fund
Franklin Short-Intermediate
 U.S. Government Securities Fund
Franklin U.S. Government
 Securities Fund
Franklin Money Fund
Franklin Federal Money Fund

FRANKLIN FUNDS SEEKING
TAX-FREE INCOME
Federal Intermediate-Term
 Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund
Puerto Rico Tax-Free
 Income Fund
Tax-Exempt Money Fund

FRANKLIN STATE-SPECIFIC
FUNDS SEEKING
TAX-FREE INCOME
Alabama
Arizona**
Arkansas***
California**
Colorado
Connecticut
Florida**
Georgia
Hawaii***
Indiana
Kentucky
Louisiana
Maryland
Massachusetts+
Michigan**
Minnesota+
Missouri
New Jersey
New York**
North Carolina
Ohio+
Oregon
Pennsylvania
Tennessee***
Texas
Virginia
Washington***

VARIABLE ANNUITIES++
Franklin Valuemark(R)
Franklin Templeton
 Valuemark Income Plus
 (an immediate annuity)


* These funds are now closed to new accounts, with the exception of retirement plan accounts.

** Two or more fund options available: long-term portfolio, intermediate-term portfolio, a portfolio of insured municipal securities, and/or a high yield portfolio (CA) and a money market portfolio (CA and NY).

***The fund may invest up to 100% of its assets in bonds that pay interest subject to the federal alternative minimum tax.

+ Portfolio of insured municipal securities.

++ Franklin Valuemark and Franklin Templeton Valuemark Income Plus are issued by Allianz Life Insurance Company of North America or by its wholly owned subsidiary, Preferred Life Insurance Company of New York, and distributed by NALAC Financial Plans, LLC. The Franklin Valuemark Funds are managed by Franklin Advisers, Inc. and its Templeton and Franklin affiliates.

                                                                           09/98

PAGE


TEMPLETON EMERGING MARKETS
APPRECIATION FUND, INC.
100 Fountain Parkway
P.O. Box 33030
St. Petersburg, Florida 33733-8030

TRANSFER AGENT
ChaseMellon Shareholder Services
450 West 33rd Street
New York, New York 10001
1-800/416-5585

FUND INFORMATION
1-800/342-5236

Investors should be aware that the value of investments made for the Fund may go down as well as up, and that the Investment Manager may make errors in selecting securities for the Fund's portfolio. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political, and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept the risk of such losses should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.


TLTEA S98 11/98                      [RECYCLING LOGO] Printed on recycled paper